                                                                    EXHIBIT 31.2

                            SECTION 302 CERTIFICATION

I, Brian C. Henry, certify that:

1.    I have reviewed this annual report on Form 10-K of Onyx Software
      Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Onyx as of, and for, the periods presented in this annual report;

4. Onyx's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Onyx and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Onyx, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      (b) Evaluated the effectiveness of Onyx's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures , as of the end of the period covered by this report based on such evaluation; and

      (c) Disclosed in this report any change in the Onyx's internal control over financial reporting that occurred during the Onyx's most recent fiscal quarter (Onyx's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Onyx's internal controls over financial reporting; and

5. Onyx's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to Onyx's auditors and the audit committee of Onyx's board of directors (or persons performing the equivalent function):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Onyx's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Onyx's internal control over financial reporting.

Date: March 12, 2004

                                             By:       /s/ BRIAN C. HENRY
                                                  ------------------------------
                                                          BRIAN C. HENRY
                                                   EXECUTIVE VICE PRESIDENT AND
                                                     CHIEF FINANCIAL OFFICER